UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 23, 2007

LEGG MASON, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 Light Street, Baltimore, Maryland	21202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 539-0000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	At the January 23, 2007 Board of Directors meeting, pursuant to the provisions of the Legg Mason, Inc. Bylaws (the “Bylaws”), the Board amended the Bylaws to update and modernize the Bylaws as recommended by the Nominating and Corporate Governance Committee of the Board. A marked-to-show changes version of the amended Bylaws and an amended and restated copy of the Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Subject Matter
3.1	Bylaws of Legg Mason, Inc. marked-to-show January 23, 2007 amendments

3.2	Bylaws of Legg Mason, Inc. as amended and restated January 23, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.
(Registrant)

Date: January 29, 2007	By:	/s/ Thomas P. Lemke
Thomas P. Lemke
Senior Vice President and General Counsel

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LEGG MASON, INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter
3.1	Bylaws of Legg Mason, Inc. marked-to-show January 23, 2007 amendments

3.2	Bylaws of Legg Mason, Inc. as amended and restated January 23, 2007

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